SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 25, 2008

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13-4(c))

ITEM 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In conjunction with the audit of the consolidated financial statements of Astea International Inc. (the “Company”) for the year ended December 31, 2007 (the “2007 audit”) by the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), the Company reviewed its accounting for certain license contracts entered into during the second and third quarters of 2006 (the “Contracts”). During this review, management identified a possible error in the Company’s accounting for revenue recognition relating to the Contracts and notified Grant Thornton and the Audit Committee of the Company’s Board of Directors.  The Audit Committee and Grant Thornton discussed the matter and management continued working to resolve the issue.  On March 25th, 2008, the Audit Committee concluded, based on recommendations from management, that the Company’s unaudited interim consolidated financial statements for the quarterly periods ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, as well as its audited consolidated financial statements for the year ended December 31, 2006, should no longer be relied on and should be restated.  In addition, management notified its previous independent registered public accounting firm, BDO Seidman, LLP, which had rendered an audit report on the financial statements for fiscal 2006, of the matters discussed in this Form 8-K.  All revenues related to the Contracts, including license, service and maintenance revenues, will be recognized in 2007 rather than 2006 as previously reported.  The Company has already received all the cash related to the Contracts.

The modifications to the restated consolidated financial statements relate to revenues and deferred revenues.  These changes affect two of the elements of cash flow from operations, the effect of which will be to increase net loss in 2006 and increase net income in 2007 by an equal amount, as well as increase deferred revenues in 2006 and decrease deferred revenues in 2007 by an equal amount.  The modifications will not have any impact to net cash flow from operations as reported in the consolidated statements of cash flows.  Management is still in the process of quantifying the full impact of this restatement and cannot accurately disclose the total reduction of revenues in 2006 and the related increase in revenues in 2007 at this time, nor can management currently provide any assurance that further analysis will not reveal additional errors which impact the Company’s previously issued financial statements.  The impact of the changes on the results of operations for the interim quarters of 2006 and 2007 cannot be accurately determined at this time.

The Contracts contained numerous licenses and modules that were purchased by customers and delivered to them in the quarters in which the Company recognized the revenues related to the Contracts.  Included in the Contracts were two or three add-on modules for an analytical tool.  The main component of the tool and one of the analytical modules was included in the delivery of the software to the customers.  However, there were one or two analytical modules that could not be delivered with the software.  The Company originally estimated a value for the undelivered modules and deferred the revenues related to these modules until they were delivered, which occurred in the first and second quarters of 2007.  At the time the Company filed its 2006 Form 10-K, which included audited consolidated financial statements for the year ended December 31, 2006, it believed that the license revenues on the Contracts were properly recognized and the deferral of revenues on the undelivered modules was properly reported.  In addition, the

Company believed that the maintenance and service revenues related to the contracts were properly recognized as revenues in 2006.

Notwithstanding the foregoing, in conjunction with the 2007 audit it was determined that the Company does not have vendor specific objective evidence (“VSOE”) for the undelivered analytical module software licenses.  According to AICPA SOP 97-2 “Software Revenue Recognition” and related accounting guidance, undelivered elements to a sale must have VSOE in order to recognize revenue for the delivered elements that do not have VSOE.  The Company uses the residual method for recognizing revenues on its software licenses, including the Contracts.  In such instances, the accounting rules state that if VSOE for undelivered software modules cannot be determined, then all revenue related to that sale must be deferred until the undelivered elements are delivered.  Accordingly, all revenues for each Contract, including license, service and maintenance revenues, must be deferred until the delivery and acceptance of the final undelivered element.  Therefore, the Company will be restating its consolidated financial statements to defer all license revenues and service and maintenance revenues previously reflected as having been recognized in 2006 in relation to the Contracts.

The Company anticipates filing amendments to its Forms 10-Q for the affected quarterly periods to reflect the corrections to its quarterly consolidated financial statements in the near future.  The Company’s Annual Report on Form 10-K for fiscal 2007 will reflect these adjustments and contain additional information regarding this matter. The Company anticipates that it will need additional time to make the necessary adjustments to the 2007 Form 10-K, and will likely file a Form 12b-25 to request a fifteen day extension of the March 31, 2008 filing deadline for the Form 10-K.

Forward-Looking Statements

Forward-looking statements in this 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the statements regarding potential errors in previously issued financial statements; the nature, magnitude and scope of potential errors and the Company's investigation and analysis of such potential errors. These statements are just predictions reflecting management’s current judgment and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, additional actions resulting from the Company's continuing internal review, as well as the review and audit by the Company's independent auditors of restated financial statements, if any, and actions resulting from discussions with or required by the Securities and Exchange Commission, along with other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal 2006 and the Company’s Quarterly Reports on Form 10-Q for subsequent quarters. The Company disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.

Date: March 31, 2008	By: /s/ Fredric Etskovitz Chief Financial Officer